UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2021 (April 4, 2021)

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1-9516	ICAHN ENTERPRISES L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Depositary Units of Icahn Enterprises L.P. Representing Limited Partner Interests	IEP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 5, 2021, Icahn Enterprises L.P. issued a press release reporting its estimated indicative net asset value for the first quarter of 2021. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2021, Icahn Enterprises L.P. (“Icahn Enterprises”) entered into an offer letter (the “offer letter”) with Aris Kekedjian pursuant to which Mr. Kekedjian will serve as the President and Chief Executive Officer of Icahn Enterprises, Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”) and Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), the general partner of Icahn Enterprises and Icahn Enterprises Holdings, with a start date on or around April 21, 2021 (the “effective date”).

Mr. Kekedjian will be, among other things, principally responsible for overseeing portfolio company operations and involved with acquisitions, dispositions and financings engaged in by Icahn Enterprises, Icahn Enterprises Holdings and its subsidiaries.

During his term of employment, Mr. Kekedjian will be paid a base salary at the rate of $1,500,000 per annum. Mr. Kekedjian will be eligible to receive an annual discretionary cash bonus with a target amount of $2,000,000 (including a pro-rata amount for calendar year 2021). Mr. Kekedjian will also receive a grant on or around the effective date, under Icahn Enterprises 2017 Long-Term Incentive Plan (“LTIP”), of a number of deferred depositary units determined by dividing $7,500,000 by the 180-day VWAP of depositary units ending on the trading day immediately prior to the grant date. The deferred depositary units will cliff vest and cease to be deferred units on the date that is three years following the date of the grant (subject to the other terms and conditions set forth in the LTIP and applicable award agreement to be entered into in connection with the grant of deferred depositary units). The Board of Directors will determine in its sole discretion the timing and amounts of any subsequent equity grants, if any.

In addition, in the event that Mr. Kekedjian is terminated by Icahn Enterprises without “cause” (as defined in the offer letter) at any time or in the event of his death or disability, he shall be entitled to a pro-rata cash bonus of the target bonus amount for the calendar year of the termination and a pro-rata portion of the grant of the deferred depositary units will become immediately vested and the remaining portion of the grant will be forfeited.

As Managing Partner of Webbs Hill Partners, LLC Mr. Kekedjian has advised on and provided strategic and financial solutions in the fintech, sustainability and other emerging industries. Mr. Kekedjian has also served as a strategic advisor to ECN Capital, a finance company listed on the Toronto Stock Exchange. From 1989 to 2019, Mr. Kekedjian served in various positions with General Electric Company, most recently as Chief Investment Officer and Head of Business Development of the company. Previous roles included Vice-President of Business Development at GE Capital, Chief Financial Officer of GE Money in EMEA and Chief Executive Officer of GE Capital in MEA. He currently serves on the board of directors of the special purpose acquisition companies FinServ Acquisition Corp. and Tuatara Capital Acquisition Corporation, and served on the board of directors of transportation and logistics company XPO Logistics, Inc., transportation geotechnology provider Maptuit, which is now part of Verizon, and on the advisory board of enterprise-software company eMOBUS, which is now part of Asentinel. Mr. Kekedjian holds a Bachelor of Commerce degree in finance and international business from Concordia University in Montreal, Canada.

Mr. Kekedjian will succeed Keith Cozza, the current President and Chief Executive Officer, who will resign from those positions concurrently with Mr. Kekedjian’s appointment on the effective date. Mr. Kekedjian will also be appointed as a member of the Board of Directors of Icahn Enterprises GP (the “Board of Directors”) effective upon the effective date, and Mr. Cozza will resign as a member of the Board of Directors. Mr. Cozza will remain with Icahn Enterprises to provide transition services through May 31, 2021, and will be entitled to any payments due to him under his existing employment agreement. Mr. Cozza’s resignation was not the result of any disagreement with Icahn Enterprises GP, Icahn Enterprises or Icahn Enterprises Holdings on any matter relating to its operations, policies or practices.

SungHwan Cho, the Chief Financial Officer of Icahn Enterprises and a member of the Board of Directors, notified Icahn Enterprises that he will be resigning from his positions. Mr. Cho will remain with Icahn Enterprises as the Chief Financial Officer and as a member of the Board of Directors through a mutually agreeable transition period, and will resign from the Board of Directors upon his departure. The Board of Directors has initiated a search process to identify a successor to Mr. Cho. Mr. Cho’s resignation was not the result of any disagreement with Icahn Enterprises GP, Icahn Enterprises or Icahn Enterprises Holdings on any matter relating to its operations, policies or practices.

Other than as described herein, there are no arrangements or understandings between Mr. Kekedjian and any other persons pursuant to which he was selected as President and Chief Executive Officer and as a director of the Board of Directors, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the terms of the offer letter does not purport to be complete and is qualified in its entirety by reference to the offer letter between Mr. Kekedjian and Icahn Enterprises, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

On April 5, 2021, Icahn Enterprises issued a press release announcing the appointment of Mr. Kekedjian as President and Chief Executive Officer and to the Board of Directors. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Offer Letter with Aris Kekedjian, dated April 4, 2021
99.1	Press Release of Icahn Enterprises, dated April 5, 2021
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc., its general partner

		By:	/s/ Ted Papapostolou
Date: April 5, 2021			Ted Papapostolou Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc., its general partner

		By:	/s/ Ted Papapostolou
Date: April 5, 2021			Ted Papapostolou Chief Accounting Officer